Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

Note 7 - Income Taxes

We continue to record a valuation allowance in the full amount of net deferred tax assets since realization of such tax benefits has not been determined by our management to be more likely than not. At the end of each interim period, we make our best estimate of the effective tax rate expected to be applicable for the full fiscal year, and the rate so determined is used in providing for income taxes on a current year-to-date basis. The difference between the expected provision or benefit computed using the statutory tax rate and the recorded provision or benefit of zero, is primarily due to the change in valuation allowance.

Note 8 - Income Taxes

We have identified our federal tax return and our state tax returns in New York and Massachusetts as "major" tax jurisdictions. The periods subject to examination for our federal income tax returns are the years ended in 2010 and thereafter, our New York income tax returns for years ended in 1997 and thereafter, and our Massachusetts tax returns for years ended in 2005 and thereafter. We believe our income tax filing positions and deductions will be sustained on audit and we do not anticipate any adjustments that would result in a material change to our financial position. Therefore, no liabilities for uncertain income tax positions have been recorded.

At December 31, 2011, we had available net operating loss carryforwards for federal and state income tax reporting purposes of approximately $298.2 million and $66.0 million, respectively, and had available tax credit carryforwards of approximately $11.1 million, which are available to offset future taxable income. A portion of these carryforwards will expire in 2012 and will continue to expire through 2030 if not otherwise utilized. Our ability to use such net operating losses and tax credit carryforwards is subject to annual limitations due to change of control provisions under Sections 382 and 383 of the Internal Revenue Code, and such limitation would be significant.

Our net deferred tax assets, liabilities and valuation allowance as of December 31, 2010 and 2011 are as follows (in thousands):

	Years Ended December 31,
	2010	2011
Deferred tax assets:
Net operating loss carryforwards	$104,173	$107,587
Tax credit carryforwards	10,758	11,089
Depreciation & amortization	3,655	4,917
Other	2,890	2,837
Total deferred tax assets	121,477	126,430
Valuation allowance	(114,722)	(126,430)
Net deferred tax assets	6,755	0
Deferred tax liabilities:
Intangible assets	(7,957)	(2,345)
Net deferred tax liabilities	$(1,202)	$(2,345)

We continue to record a valuation allowance in the full amount of deferred tax assets not otherwise offset by deferred tax liabilities we expect to reverse since realization of such tax benefits has not been determined by our management to be more likely than not. The valuation allowance increased approximately $13.5 million and $11.7 million during 2010 and 2011, respectively. In 2010, approximately $1.2 million of the valuation allowance increase was a result of deferred taxes recorded in connection with the Cequent merger. The difference between the expected benefit computed using the statutory tax rate and the recorded benefit of nil in 2010 and income tax expense in 2011 is primarily due to the change in the valuation allowance.

Income Tax Expense. We account for income taxes under the asset and liability method under which deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of our assets and liabilities and operating losses and tax credit carryforwards. In 2011, we reviewed the deferred tax liabilities related to intangible assets and determined that because of the increased uncertainty in timing of reversal, the deferred tax liabilities did not support realization of our deferred tax assets. Therefore, in 2011, we recorded an increase to the valuation allowance against deferred tax assets of approximately $1.1 million which was also recorded as income tax expense.